EXHIBIT 10.135

ENVIRONMENTAL INDEMNITY AGREEMENT

THIS ENVIRONMENTAL INDEMNITY AGREEMENT (the "Agreement") is dated as of September 29th, 2006 among Fourth Quarter Properties 124, LLC, a Georgia limited liability company ("Borrower"), and STANLEY E. THOMAS and THOMAS ENTERPRISES, INC. (collectively, the "Guarantor") (Borrower and Guarantor are individually and collectively referred to as "Indemnitors") for the benefit of IA Orlando Sand, L.L.C., a Delaware limited liability company ("Lender").

RECITALS

A.

Borrower is, or is about to become, the present legal owner of the real property legally described on Exhibit "A" attached hereto (the "Property");

B.

Borrower has executed and delivered to Lender a certain Promissory Note (the "Note") dated of even date herewith in the principal sum of $41,477,062.84, secured by a First Mortgage and Security Agreement ("Mortgage") on the Property;

C.

Guarantor has executed a Loan Guaranty Agreement guaranteeing payment of the Note;

D.

The assumption by each Indemnitor of the obligations under this Agreement will result in a financial benefit to the Borrower and in a financial benefit to the Guarantor, thereby enhancing each Indemnitor's financial interest in the Property; and

E.

As a condition precedent to the execution of the Lender's funding of the Loan evidenced by the Note, Lender requires the execution of this Agreement.

NOW, THEREFORE, in order to induce Lender to fund the Loan evidenced by the Note, and in consideration of the matters described in the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Recitals

.  The Recitals are incorporated herein by this reference.

2.

Definitions

.  For purposes of this Agreement, "Hazardous Materials" means and includes those substances, including without limitation, asbestos or any substance containing asbestos and deemed hazardous under any Hazardous Material Law (defined below), petroleum or petroleum derived products, the group of organic compounds known as polychlorinated biphenyls, flammable explosives, radioactive materials, chemicals known to cause cancer or reproductive toxicity, pollutants, effluents, contaminants, emissions or related materials and any items included in the definition of hazardous or toxic waste, materials or substances under any Hazardous Material Law.  "Hazardous Material Laws" collectively means and includes any present and future local, state and federal law relating to the environment and environmental conditions, including without limitation, the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C.  9601-9657, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. 6901, et seq., the Federal Water Pollution Control Act, 33 U.S.C. 1251 et seq., the Clean Air Act, 42 U.S.C. 7401 et seq., the Clean Water Act, 33 U.S.C. 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. 2601-2629, the Safe Drinking Water Act, 42 U.S.C. 300f-300j et seq., and all the regulations, order, decrees now or thereafter promulgated thereunder.

3.

Indemnities.

(a)

Indemnitors hereby jointly and severally agree to unconditionally indemnify, defend, and hold Lender harmless against any loss, liability, damage, expense or claim arising under any Hazardous Material Law, and any other loss, liability, damage, expense or claim which may be incurred by or asserted against Lender directly or indirectly resulting from the presence of Hazardous Material on the Property ("Indemnity or Indemnities").

(b)

Indemnitors shall pay any such loss, liability, damage, expense or claim prior to the entry of any final judgments or penalties against Lender which have been indemnified under this Agreement.  In the event that such payment is not made, Lender, at its sole discretion, may proceed to file suit against Indemnitors to compel such payment.

(c)

Promptly following completion of any actions imposed upon Indemnitors under any Hazardous Material Law, Indemnitors shall obtain and deliver to Lender, an environmental report in form and substance acceptable to Lender from an environmental consultant acceptable to Lender, stating that all required action has been taken, and that upon completion of such action, the Property is, to the knowledge of such professional, then in compliance with the applicable Hazardous Material Laws.

4.

Duration of Indemnity

.  The duration of the Indemnities hereunder shall be indefinite; provided however, that Indemnitors shall not indemnify Lender for any losses, liabilities, damages, injuries, expenses or costs related to or involving Hazardous Materials placed or disposed of on the Property after Lender acquires title to the Property through foreclosure or deed-in-lieu of foreclosure; so long as (a) in the case of payment of the Note, Borrower delivers to Lender, after payment of the  principal, interest and all other amounts due under the Note, an environmental report in form and substance acceptable to Lender from an environmental consultant acceptable to Lender showing no violation of Hazardous Material Laws or the presence of any Hazardous Materials on the Property or (b) in the case of a default under the Note and the foreclosure of the mortgage or a deed by the Borrower in lieu of foreclosure, no notice of any violation of the Hazardous Material Laws or the presence of any Hazardous Materials on the Property has been received by the Borrower from Lender within five years after such foreclosure or transfer (the "Cut-off Date"); provided that, if prior to the Cut-off Date, Lender has notified Indemnitors of any claim or demand which Lender has determined is or could become the subject of indemnification of Lender under the Agreement, then, to the maximum extent permitted by law, the Indemnities under this Agreement shall survive the Cut-off Date only as to such claim or demand of which Indemnitors have been so notified.  Notwithstanding the above, the further liability of Indemnitors under this Agreement shall be limited to those Indemnities occurring during or prior to the Borrower's ownership of the Property and shall not be construed to impose liability on the Indemnitors for damages occurring after the date of foreclosure or sale or such earlier date if the Lender becomes a mortgagee in possession.

5.

Notices from Borrower

.  Indemnitors shall promptly after obtaining knowledge thereof advise Lender in writing of (a) any governmental or regulatory actions instituted or threatened in writing under any Hazardous Material Law affecting the Property or any Indemnitor hereunder including, without limitation, any notice of inspection, abatement or noncompliance, (b) all claims made or threatened in writing by any third party against Borrower, any Indemnitors or the Property relating to any Hazardous Material or a violation of a Hazardous Material Law, and (c) Indemnitors' real property adjoining or in the vicinity of the Property which could subject Borrower or the Property to a claim under any Hazardous Material Law, or to any restrictions on ownership, occupancy, transferability or use of the Property under any Hazardous Material Law.  Indemnitors shall deliver to Lender any documentation or records as Lender may reasonably request and which are susceptible of being obtained by Indemnitors without undue cost or expense and without the necessity for initiating legal proceedings to obtain the same.

6.

Notice of Claims Against Lender

.  Lender agrees that it shall provide Indemnitors with written notice of any claim or demand which Lender has determined could give rise to a right of indemnification under this Agreement.  Such notice shall be given within a reasonable time after Lender becomes, aware of facts and shall specify, to the best of Lender's knowledge, the facts giving rise to the alleged claim, and the amount to the extent determinable, of liability for which indemnity is asserted.  Each Indemnitor agrees that in any action, suit or proceeding brought against Lender, Lender may be represented by counsel of its choice without affecting or otherwise impairing the Indemnities and, to the extent fees and disbursements of Lender's counsel are incurred in protecting Lender's interest, to pay such  fees and disbursements.  Lender agrees that it will not settle or otherwise compromise any such actions, suit or proceeding without the prior written consent of Indemnitors which consent shall not be unreasonably withheld.  If, without obtaining the prior written consent in writing of all Indemnitors, Lender compromises or otherwise settle claims against which Lender is indemnified pursuant to this Agreement, whether or not legal proceedings have been commenced, any such compromise or settlement without the consent of all

Indemnitors shall not be binding upon Indemnitors; provided, however such compromise or settlement shall not vitiate or invalidate this Agreement.  The Indemnitors also agree that they will not settle or compromise such action, suit or proceeding without Lender's prior written consent which consent shall not be unreasonably withheld.

7.

Payment of Lender's Expenses

.  If Lender retains counsel or consultants for advice or other representation in any litigation, contest, dispute, suit or proceeding (whether instituted by Lender, Indemnitors, or any other party, including any governmental agency charged with enforcement of any Hazardous Material Law) in any way relating to this Agreement and the Indemnities described herein, or to enforce the Indemnities hereunder, then all of the reasonable attorneys fees arising from such services and all related expenses and court costs shall be payable by Indemnitors within 30 days of demand.

8.

Obligations Absolute and Waivers.

(a)

The obligations of Indemnitors hereunder shall remain in full force without regard to, and shall not be impaired by the following, any of which may be taken in such manner, upon such terms and at such time as Lender, in its sole discretion, deems advisable without the consent of, or notice to, Indemnitors, nor shall any of the following give Indemnitors any recourse or right of action against Lender:  (i) any express or implied amendment, modification, renewal, addition, supplement, extension or acceleration of or to the Note, the Mortgage, all of the loan documents executed by Borrower or any other party in connection with the Loan and all environmental indemnity agreements executed by Borrower or any other party, including without limitation this Agreement (collectively the "Documents"); (ii) any exercise or non-exercise by Lender of any right or privilege under any of the Documents, (iii) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Indemnitors or Borrower, or any affiliate of Borrower or any guarantor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not Indemnitors shall have had notice or knowledge of any of the foregoing; (iv) any release, waiver or discharge of the Borrower or any endorser or guarantor from liability under any of the Documents or an Indemnitor's grant to Lender of a security, interest, lien or encumbrance in any of the Indemnitor's property; (v) any subordination, compromise, settlement, release (by operation of law or otherwise), discharge, compound, collection, or liquidation of any of the Documents or any collateral described in any of the Documents or otherwise, or any substitution with respect thereto; (vi) any assignment or other transfer of any of the Documents, in whole or in part; (vii) any acceptance of partial performance of any of the obligations of Borrower under the Documents; (viii) any consent to the transfer of any collateral described in the Documents or otherwise; and (ix) any bid or purchase at any sale of the collateral described in the Documents or otherwise.

(b)

Indemnitors unconditionally waive any defense to the enforcement of this Agreement including, without limitation; (i) all presentments, demands, demands for performance, notices of nonperformance, protests, notices of protest, dishonor, nonpayment, partial payment, default and protest, notices of acceptance of this Agreement and all other notices and formalities to which the Indemnitor may be entitled, except as set forth herein; (ii) any right to require Lender to proceed against Borrower or any guarantor or to proceed against or exhaust any collateral described in the Documents or to pursue any other remedy whatsoever; (iii) the defense of any statute of limitations affecting the liability of Indemnitors hereunder, the liability of Borrower or any guarantor under the Documents, or the enforcement hereof, to the extent permitted by law; (iv) any defense arising by reason of any invalidity or unenforceability of any of the Documents or any disability of Borrower or any guarantor or of the manner in which Lender has exercised its remedies under the Documents; (v) any defense based upon an election of remedies by Lender including, without limitation any election to proceed by judicial or non judicial foreclosure of any security, whether real property or personal property security, or by deed in lieu thereof, and whether or not every aspect of any foreclosure sale is commercially reasonable, or any election of remedies, including but not limited to remedies relating to real property or personal property security, which destroys or otherwise impairs the subrogation rights of Indemnitors or the rights of Indemnitors to proceed against Borrower or any guarantor for reimbursement, or both; (vi) any duty of Lender to advise Indemnitors of any information known to Lender regarding the financial condition of Borrower and all of the circumstances affecting Borrower's ability to perform its obligations to Lender, it being agreed that Indemnitors assume the responsibility for being and keeping informed regarding such condition or any such circumstances; (vii) any right of subrogation and any rights to enforce any remedy which Lender now has or may hereafter have against Borrower and any benefit of, and any right to participate in any security now or hereafter held by Lender, until all obligations under the Documents have been fully paid and performed; and (viii) to the extent permitted by law, any right to assert against Lender any legal or equitable defense, counterclaim, set off or crossclaim which any of them may now or at any time or times hereafter have against each other.

9.

No Waiver

.  Indemnitor's obligations hereunder shall in no way be impaired, reduced or released by reason of Lender's omission or delay to exercise any right described herein or in connection with any notice (except for notices required of Lender pursuant to this Agreement), demand, warning or claim regarding violations of any Hazardous Material Laws governing the Property.

10.

Recourse

.

(a)

Each Indemnitor's liability hereunder shall not be subject to, limited by or affected in any way by any "non-recourse" provisions contained in the Note, the Mortgage or any other documents executed and delivered in connection with the Loan, if any.  Indemnitors agree that the Indemnities are separate, independent of and in addition to Borrower's undertakings under the Note.  Indemnitors further agree that a separate action may be brought to enforce the provisions of this Agreement which shall in no way be deemed to be an action on the Note, whether or not Lender would be entitled to a deficiency judgment following a judicial foreclosure or trustee's sale under the Mortgage.

(b)

Each Indemnitor waives any right to require that any action be brought by Lender against Borrower or any other person or that any other remedy under the Note or Mortgage be exercised.  Lender may, at its option, proceed against any Indemnitor in the first instance to collect monies when due or to obtain performance under this Agreement, without first proceeding against the Borrower or any other Indemnitor and without first resorting to the Note and Mortgage or any other remedy under the Note and Mortgage.

(c)

Each Indemnitor authorizes any attorney-at-law (including an attorney for Lender) to appear for it in any court of record, in the county in which this Indemnity is executed or where each Indemnitor has its principal place of business (or resides), and waive the issuing and service of process and confess judgment against each Indemnitor in favor of the Lender for the amount then appearing due hereunder, together with costs of suit, and thereupon to waive all errors and all rights or appeal and stay of execution.  Each Indemnitor agrees the Lender's attorney may confess judgment pursuant to the foregoing warrant of attorney.  Each Indemnitor further agrees that the attorney confessing judgment pursuant to the foregoing warrant of attorney may receive a legal fee or other compensation from each such Indemnitor.  Borrower further waives any conflict of interest in having an attorney for the Lender confess judgment.

11.

Successor and Assigns

.  Subject to the provisions of paragraph 4, above, this Agreement and the Indemnities contained in this Agreement shall be continuing, irrevocable and binding on each of the Indemnitors and their respective successors and assigns, and this Agreement shall be binding upon and shall inure to the benefit of Lender and Lender's successors and assigns.  The death or dissolution of any one or more of the Indemnitors, shall not affect this Agreement of any of each Indemnitor's obligations hereunder.  It is agreed by the Indemnitors that their respective liabilities hereunder are not contingent on the signature of any other Indemnitor.

12.

Notices

.  Any notices to be given hereunder, shall be in writing and shall be deemed to have been given when personally delivered, deposited for delivery with an overnight courier service such as Federal Express, or placed in United States Mail with proper registered or certified postage, prepaid, return receipt requested, and addressed as follows:

In the case of Borrower and each Indemnitor, to:

Fourth Quarter Properties 124, LLC 45 Ansley Drive Newnan, Georgia 30263 Stanley E. Thomas 45 Ansley Drive Newnan, Georgia 30263 Thomas Enterprises, Inc. 45 Ansley Drive Newnan, Georgia 30263	With a copy to: Jeffrey F. Montgomery Cushing, Morris, Armbruster & Montgomery, LLP Suite 2110 Peachtree Center International Tower 229 Peachtree Street, N.E. Atlanta, Georgia 30303

In the case of Lender, to:

IA Orlando Sand, L.L.C.,

2901 Butterfield Road

Oak Brook, Illinois  60523

Attn:  Roberta Matlin

With a copy to:

The Inland Real Estate Group, Inc.

2901 Butterfield Road

Oak Brook, Illinois  60523

Attn:  Robert Baum, Esq., General Counsel

or such other address(es) or addressee(s) as the party to be served with notice may have furnished to the other party in accordance with this paragraph.

13.

Entire Agreement

.  This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matters contained in this Agreement.

14.

Amendment and Waiver

.  This Agreement may not be amended except by a writing signed by both parties.  Observance of any term of this Agreement may be waived only with the written consent of the Lender.

15.

Governing Law

.  This Agreement shall be construed for all purposes and enforced in accordance with the laws of the State of Florida.  Without limiting the right of the Lender to bring any action or proceeding against the undersigned or against property of the undersigned arising out of or relating to this Agreement (an "Action") in the courts of other jurisdictions, the undersigned hereby irrevocably submit to the jurisdiction of any Florida state court sitting in Orange County, Florida, or federal court sitting in the Middle District of Florida; and the undersigned hereby irrevocably agree that any Action may be heard and determined in any such state court or in either such federal court.  The undersigned hereby irrevocably waive any rights it may have to assert that such state courts or federal courts provide either an improper or inconvenient venue.  The undersigned hereby irrevocably waive, to the fullest extent possible, the defense or assertion of any inconvenient forum to the maintenance of any Action in any jurisdiction.  The undersigned hereby irrevocably agrees that the summons and complaint or any process in any Action in any  jurisdiction may be served on the undersigned by mailing to the address of the undersigned set forth herein or by hand delivery to a person of suitable age and discretion at the undersigned's address set forth herein.  Such service will be complete on the date such process is so mailed or delivered, and the undersigned will have thirty days from such completion of service in which to respond in the manner provided by law.  The undersigned may also be served in any other manner permitted by law, in which event the undersigned's time to respond shall be the time provided by law.  Each of the undersigned and Lender hereby irrevocably waives all rights to trial by jury in any Action proceeding or counterclaim arising out of or relating to this Agreement.

16.

Counterparts

.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same agreement.

17.

Severability

.  All provisions contained in this Agreement are severable and the invalidity or unenforceability of any provision shall not affect or impair the validity or enforceability of the remaining provisions of this Agreement.

18.

Headings

.  The descriptive headings of the paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

19.

Binding Agreement

.  This Agreement shall be binding upon the Indemnitors and each of them, jointly and severally, and upon the heirs, administrators, legal representatives, successors and assigns of each Indemnitor, and shall inure to the pro rata benefit of each and every future holder of the Note or any interest in the indebtedness evidenced to the Note.

IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written by the undersigned before the notary publics appearing on the following page acknowledging their respective signatures, after having read and understanding the language contained herein.

Fourth Quarter Properties 124, LLC, a Georgia limited liability company By: By: /s/ Stanley E. Thomas Name: Stanley E. Thomas Title: Manager

/s/ Stanley E. Thomas

STANLEY E. THOMAS, individually

THOMAS ENTERPRISES, INC.

BY: /s/ Stanley E. Thomas

By:______________________________

Name: Stanley E. Thomas

Title: President

STATE OF GA

)

): SS

COUNTY OF Coweta

)

I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Stanley Thomas, as Manager of ____________, the managing member of Fourth Quarter Properties 124, LLC, a Georgia limited liability company, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________ appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act, and as the free and voluntary act of said corporation and limited partnership, for the uses and purposes therein set forth.

Given under my hand notarial seal this 28 day of September, 2006.

My commission expires: 3/22/2010	/s/ Crystal Clark Notary Public

STATE OF GA_	)
):SS
COUNTY OF Coweta	)

I, Crystal Clark, a Notary Public in and for the County and State aforesaid, do hereby certify that Stan Thomas, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act, for the uses and purposes therein set forth.

Given under my hand notarial seal this 28 day of September, 2006.

My commission expires: 3/22/2010	/s/ Crystal Clark Notary Public

STATE OF GA_	)
):SS
COUNTY OF Coweta	)

I, Crystal Clark, a Notary Public in and for the County and State aforesaid, do hereby certify that Stanley Thomas, personally known to me to be the __________ of Thomas Enterprises, Inc. and the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act, for the uses and purposes therein set forth.

Given under my hand notarial seal this 28_ day of September, 2006.

My commission expires: 3/22/2010	/s/ Crystal Clark Notary Public

Exhibit “A”

From a 4”x4” concrete monument with a 2 inch brass disc stamped “RLS 1585 RLS 1819” at the Northwest corner of the Northwest 1/4 of Section 31, Township 23 South, Range 29 East, Orange County, Florida, run South 00 degrees 50 minutes 25 seconds East 160.01 feet along the West boundary of said Northwest 1/4 to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186” on the South right-of-way line of Sand Lake Road (State Road 482) as described and recorded in Official Records Book 235, Page 620, Public Records Of Orange County, Florida; thence run North 89 degrees 49 minutes 21 seconds East 1040.57 feet along said South right-of-way line to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP” for the POINT OF BEGINNING; thence continue North 89 degrees 49 minutes 21 seconds East 1049.97 feet along said South right-of-way line to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run North 00 degrees 50 minutes 25 seconds West 10.00 feet along said right-of-way line to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run North 89 degrees 49 minutes 21 seconds East 563.13 feet along the South right-of-way line of Sand Lake Road (State Road 482) as described and recorded in Official Records Book 223, Page 321, Public Records Of Orange County, Florida to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run North 00 degrees 11 minutes 03 seconds West 10.00 feet along said right-of-way line to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run North 89 degrees 32 minutes 07 seconds East 400.01 feet along said right-of-way line to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run South 00 degrees 11 minutes 03 seconds East 10.00 feet along said right-of-way line to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run North 89 degrees 32 minutes 07 seconds East 2066.31 feet along said right-of-way line to a point on a line parallel with and 200.00 feet West of, when measured at right angles to, the East boundary of the Northeast 1/4 of the aforesaid Section 31, said point being a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186; thence run South 00 degrees 14 minutes 20 seconds East 987.07 feet along said parallel line to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the Northeast corner of that certain parcel of land described and recorded in Official Records Book 6983, Pages 2167 through 2172 of the Public Records of Orange County, Florida; thence along the Northerly boundary of said parcel of land with the following courses and distances, run North 89 degrees 54 minutes 59 minutes West 1144.66 feet to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the beginning of a non-tangent curve, concave Northwesterly and having a radius of 1196.00 feet; thence from a tangent bearing of South 15 degrees 58 minutes 41 seconds West run Southwesterly 887.53 feet along the arc of said curve through a central angle of 42 degrees 31 minutes 05 seconds to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the end of said curve; thence run South 58 degrees 29 minutes 46 seconds West 136.16 feet along a line 50.00 feet Southeast of and parallel with, when measured at right angles to the Southeasterly boundary of that certain Orange County Sewer Line Easement described and recorded in Official Records Book 3400, Page 1743 and Official Records Book 3406, Page 1334 and Official Records Book 3403, Page 495, Public Records of Orange County, Florida to a 4”x4” concrete monument with disc stamped “JWG LB 1”; thence run North 89 degrees 54 minutes 59 seconds West 660.26 feet to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP”; thence leaving the aforesaid Northerly boundary, run North 00 degrees 11 minutes 03 seconds West 852.08 feet to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP” at the beginning of a non-tangent curve concave Southerly and having a radius of 700.00 feet; thence from a tangent bearing of North 66 degrees 28 minutes 35 seconds West run Westerly 347.68 feet along the arc of said curve through a central angle of 28 degrees 27 minutes 28 seconds to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP” at the end of said curve; thence run North 86 degrees 47 minutes 22 seconds West 220.59 feet; thence run South 82 degrees 51 minutes 29 seconds West 811.25 feet to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP” at the beginning of a non-tangent curve, concave Southwesterly and having a radius of 2100.00 feet; thence from a tangent bearing of North 04 degrees 01 minutes 10 seconds West run Northwesterly 939.70 feet along the arc of said curve through a central angle of 25 degrees 38 minutes 19 seconds to the Point of Beginning.

LESS AND EXCEPT:

From the Northeast corner of Section 31, Township 23 South, Range 29 East run South 00 degrees 14 minutes 20 seconds East 150.00 feet along the East boundary of the Northeast 1/4 of said Section 31 to a point on the south right-of-way line of State Road 482 (Sand Lake Road) as described in Official Records Book 223, Page 321 of the Public Records of Orange County, Florida; thence run South 89 degrees 32 minutes o7 seconds West 200.00; thence run South 00 degrees 14 minutes 20 seconds East 987.07 feet to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the Northeast corner of that certain parcel of land described and recorded in Official Records Book 6983, Pages 2167 through 2172 of the Public Records of Orange County, Florida; thence along the Northerly boundary of said parcel of land with the following courses and distances, run North 89 degrees 54 minutes 59 minutes West 1144.66 feet to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the beginning of a non-tangent curve, concave Northwesterly and having a radius of 1196.00 feet; thence from a tangent bearing of South 15 degrees 58 minutes 41 seconds West run Southwesterly 887.53 feet along the arc of said curve through a central angel of 42 degrees 31 minutes 05 seconds to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the end of said curve; thence run South 58 degrees 29 minutes 46 seconds West 136.16 feet along a line 50.00 feet Southeast of and parallel with, when measured at right angles to the Southeasterly boundary of that certain Orange County Sewer Line Easement described and recorded in Official Records Book 3400, Page 1743 and Official Records Book 3406, Page 1334 and Official Records Book 3403, Page 495, Public Records of Orange County, Florida to a 4”x4” concrete monument with disc stamped “JWG LB 1”; thence run North 89 degrees 54 minutes 59 seconds West 169.47 feet to the POINT OF BEGINNING; thence run North 89 degrees 54 minutes 59 seconds West 490.79 feet to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP”; thence leaving the aforesaid Northerly boundary, run North 00 degrees 11 minutes 03 seconds West 722.82 feet; thence run South 72 degrees 24 minutes 46 seconds East 213.71 feet to the beginning of a non-tangent curve concave Southwesterly and having a radius of 679.60 feet; thence from a tangent bearing of South 72 degrees 48 minutes 40 seconds East run Southeasterly 288.19 feet along the arc of said curve through a central angle of 24 degrees 17 minutes 49 seconds to the end of said curve and the beginning of a non-tangent curve concave Southwesterly and having a radius of 508.17 feet; thence from a tangent bearing of South 45 degrees 29 minutes 25 seconds East run Southeasterly 250.01 feet along the arc of said curve through a central angle of 28 degrees 11 minutes 19 seconds to the end of said curve and the beginning of a non-tangent curve concave Northwesterly and having a radius of 285.52 feet; thence from a tangent bearing of South 17 degrees 58 minutes 40 seconds East run Southwesterly 339.86 feet along the arc of said curve through a central angle of 68 degrees 11 minutes 58 seconds to the end of said curve and the Point of Beginning.

CONTAINING:  7.860 acres, more or less.